SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 25, 2002
                                                          -------------

                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                     0-20943                    11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


499 Thornall Street
Edison, New Jersey                                                      08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (732) 590-1600
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           A).   Previous Independent Accountants

      In June 2002, after a review of the recent events concerning Arthur Andersen LLP ("Andersen"), the Board of Directors of Intelligroup, Inc. ("Intelligroup" or the "Company") delegated to its Audit Committee the responsibility to work with the Company's management to review the qualifications of the major national accounting firms to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. On July 25, 2002, Intelligroup dismissed Andersen as the Company's auditors.

     Andersen's reports on Intelligroup's consolidated financial statements for each of the years ended December 31, 2001, 2000, and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on Intelligroup's consolidated financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      As of July 1, 2002, Andersen has indicated it will no longer issue a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.


           B).   New Independent Accountants


      On July 25, 2002, the Company's Board of Directors, upon the recommendation of its Audit Committee, engaged Deloitte & Touche LLP as Intelligroup's new independent auditors.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INTELLIGROUP, INC.


                                  By: /s/ Nicholas Visco
                                     -------------------------------------------
                                     Name:  Nicholas Visco
                                     Title: Senior Vice President-Finance and
                                            Administration and Chief Financial
                                            Officer


Date:  August 1, 2002